UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

August 1, 2017

____________________________

Ironclad Performance Wear Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
1920 Hutton Court, Suite 300 Farmers Branch, TX 75234 (Address of Principal Executive Offices and zip code)

(972) 996-5664

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

On August 1, 2017, the Registrant entered into a Forbearance and Modification Agreement with Radians Wareham Holdings, Inc. (“Radians”) pursuant to which Radians agreed to forbear, until 12:00 p.m. Central Time on August 7, 2017, from exercising available remedies under that certain Revolving Loan and Security Agreement dated November 28, 2014, originally entered into among Capital One, National Association (“Capital One”), the Registrant and Ironclad Performance Wear Corporation, a California corporation (“Ironclad California”) and wholly-owned subsidiary of the Registrant (as amended to date, the “Loan Agreement”), and related documents (the “Loan Documents”), in connection with the Registrant’s failure to provide materially complete and correct financial statements as required under the Loan Agreement for the fiscal years ended December 31, 2015 and 2016, and for the fiscal quarters ended March 31, June 30 and September 30, 2016 and March 31, 2017, as evidenced by the Registrant’s disclosure that such financial statements should no longer be relied upon due to misstatements resulting from the accounting treatment for certain sale transactions during such periods. Radians acquired the outstanding indebtedness under the Loan Documents from Capital One on July 25, 2017.

In consideration for Radians’ agreement to forbear from exercising available remedies under the Loan Documents the Registrant and Ironclad California (the “Borrowers”) agreed to fully release Radians from existing claims under the Loan Documents, and further agreed to a prepayment fee of $120,000 in the event the Borrowers repay indebtedness under the Loan Documents with financing from a financial or lending institution, or in connection with the acquisition of the Borrowers or their assets by a third party other than Radians and/or its affiliates, provided that the Borrowers will receive a credit for the prepayment fee to the extent the revolving loan is repaid and thereafter Radians and/or its affiliates are party to a transaction acquiring the Borrowers or their assets.

While the Registrant intends to seek a further forbearance from Radians the Registrant can provide no assurance that Radians will agree to such a forbearance or that the terms that Radians will require for such a forbearance will be acceptable to the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: August 7, 2017

By: /s/ James McAlister____________________

James McAlister

Chief Financial Officer & Secretary